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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JULY 15, 2008

                      INTEGRATED HEALTHCARE HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

            NEVADA                     0-23511                   87-0573331
(State or Other Jurisdiction of      (Commission               (IRS Employer
       Incorporation)                File Number)            Identification No.)

               1301 N. TUSTIN AVENUE, SANTA ANA, CALIFORNIA 92705
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 953-3503
                         ------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.    OTHER EVENTS.

         The Board of Directors of Integrated Healthcare Holdings, Inc. (the "Registrant") has set the date of the Registrant's 2008 Annual Meeting of Stockholders for September 2, 2008. The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof has been set for August 5, 2008.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTEGRATED HEALTHCARE HOLDINGS, INC.

                                            By:     /s/ Steven R. Blake
                                            ------------------------------------
                                            Name:  Steven R. Blake
                                            Title: Chief Financial Officer
Date: July 15, 2008